Exhibit 99.1

                                THE MORTGAGE POOL

General

      The mortgage pool consists of two groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate and fixed-rate, fully-amortizing and balloon residential mortgage loans with conforming and non-conforming loan balances secured by first and second liens on mortgaged properties. The Group 2 Loans are one- to four-family, adjustable-rate and fixed-rate, fully-amortizing and balloon residential mortgage loans with conforming loan balances secured by first and second liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

      The Group 1 Loans consist of mortgage loans which had principal balances at origination which may or may not be greater than Fannie Mae and Freddie Mac conforming balances and the Group 2 Loans consist of mortgage loans which had principal balances at origination which are less than or equal to Fannie Mae and Freddie Mac conforming balances. The conforming balance for mortgage loans secured by a single family property is $333,700 for all mortgage loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $500,550. The conforming balance is higher for mortgage loans secured by two- to four-family properties. Notwithstanding these conforming balances, the Group 2 Loans have been originated according to underwriting standards that do not satisfy Fannie Mae and Freddie Mac underwriting criteria.

      The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company will convey the Group 1 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans will be acquired with amounts on deposit in the Group 1 Pre-Funding Account pursuant to the Group 1 Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans in the Group 1 subsequent mortgage loan purchase agreement. These representations and warranties were be assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. See "The Mortgage Pool - Representations by Sellers" in the prospectus.

      None of the initial mortgage loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each Group 1 Loan is generally assumable in accordance with the terms of the related mortgage note.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder - Hazard Insurance Policies" in the prospectus.

Mortgage Rate Adjustment

      The mortgage rate on the adjustable-rate mortgage loans will generally adjust semi-annually or annually commencing after an initial period after origination of generally six months, one year, two years, three years, five years, seven or ten years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on substantially all of the adjustable-rate mortgage loans in Loan Group I and substantially all of the mortgage loans in Loan Group 2 adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

      The index applicable to the determination of the mortgage rate on approximately 84.19% and 89.64% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the Group I Loans and Group 2 Loans, respectively, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

      The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

                                 Six-Month LIBOR

Month              1997    1998    1999    2000    2001    2002    2003    2004
-----              ----    ----    ----    ----    ----    ----    ----    ----
January ........   5.71%   5.75%   5.04%   6.23%   5.36%   1.99%   1.35%   1.21%
February .......   5.68    5.78    5.17    6.32    4.96    2.06    1.34    1.10
March ..........   5.96    5.80    5.08    6.53    4.71    2.33    1.26    1.09
April ..........   6.08    5.87    5.08    6.61    4.23    2.10    1.29    1.10
May ............   6.01    5.81    5.19    7.06    3.91    2.09    1.22    1.11
June ...........   5.94    5.87    5.62    7.01    3.83    1.95    1.12    1.36
July ...........   5.83    5.82    5.65    6.88    3.70    1.86    1.15    1.99
August .........   5.86    5.69    5.90    6.83    3.48    1.82    1.21    1.99
September ......   5.85    5.36    5.96    6.76    2.53    1.75    1.18    2.17
October ........   5.81    5.13    6.13    6.72    2.17    1.62    1.22
November .......   6.04    5.28    6.04    6.68    2.10    1.47    1.25
December .......   6.01    5.17    6.13    6.20    1.98    1.38    1.22

Prepayment Charges

      Approximately 73.96% and 75.19% of the Group 1 Loans and Group 2 Loans, respectively (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Securities.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the Group 1 Loans and Group 2 Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.170% per annum to 3.110% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder - Hazard Insurance Policies" in the Prospectus.

Mortgage Loan Characteristics

      The Mortgage Pool is comprised of 8,335 mortgage loans, 51.45% of which are in Loan Group 1 and 48.55% of which are in Loan Group 2. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Securities-Yield Sensitivity of the Grantor Trust Certificates" in this prospectus supplement.

Loan Group 1

      The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,059,953,674, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 88.49% of the Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 11.51% of the Group 1 Loans have fixed rates and are secured by first or second liens on the related mortgaged property.

      The average principal balance of the Group 1 Loans at origination was approximately $356,222. No Group 1 Loan had a principal balance at origination of greater than approximately $2,748,700 or less than approximately $21,850. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $356,048. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $2,740,621 or less than approximately $21,850.

      As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.625% per annum to approximately 14.500% per annum and the weighted average mortgage rate was approximately 5.953% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 353 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to November 1, 2002, or after December 1, 2004, or will have a remaining term to maturity of less than 170 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is November 1, 2034.

      Approximately 0.76%, 3.00%, 62.97%, 0.12%, 0.15% and 10.24% of the Group 1
Loans have initial interest only periods of two, three, five, six, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the Group 1 Loans was approximately 77.57%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 21.42%.

      Approximately 2.76% of the Group 1 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 179 months.

      None of the Group 1 Loans are buydown mortgage loans.

      None of the Group 1 Loans will be subject to the Home Ownership Act or any comparable state law.

      Substantially all of the Group 1 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 73.96% of the Group 1 Loans provide for prepayment charges.

      Approximately 3.50% and 10.30% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.249% per annum.

      Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding. All references to loan-to-value ratio or LTV in the following tables refer to the combined-loan-to-value ratio in the case of mortgage loans secured by second liens.

                            Mortgage Loan Programs(1)

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
Mortgage Loan Programs              Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed ......................    $    4,565,482       23      0.43%    $  198,499     7.316%    178.62      701     74.84%
30/15 Fixed Balloon .............        29,274,298      202      2.76        144,922    11.199     178.75      697     96.63
20Yr Fixed ......................           803,718        6      0.08        133,953     7.758     237.39      708     84.35
30Yr Fixed ......................        70,571,417      282      6.66        250,253     7.409     358.28      695     74.81
30Yr Fixed - IO .................        16,748,562       48      1.58        348,928     6.850     359.04      700     73.52
30Y LIB1M .......................         1,520,278        4      0.14        380,069     5.497     359.12      691     83.49
30Y LIB1M - IO ..................        16,111,400       32      1.52        503,481     4.505     358.71      698     75.13
30Y LIB3M - IO ..................           131,100        1      0.01        131,100     8.000     360.00      663     94.99
30Y LIB6M .......................        10,618,824       28      1.00        379,244     6.205     359.06      670     82.59
30Y LIB6M - IO ..................       112,918,108      271     10.65        416,672     4.842     359.26      707     74.96
30Y LIB12M ......................         1,775,523        5      0.17        355,105     7.317     359.18      663     84.96
30Y LIB12M - IO .................        13,471,780       36      1.27        374,216     5.436     359.04      695     78.81
2/28 LIB6M ......................        66,024,883      230      6.23        287,065     6.545     358.53      647     78.22
2/28 LIB6M - IO .................       415,288,948      996     39.18        416,957     5.799     359.22      684     79.44
3/27 LIB6M ......................        28,287,410       89      2.67        317,836     6.159     358.99      676     78.96
3/27 LIB6M - IO .................       132,538,756      299     12.50        443,273     5.457     359.26      700     74.24
3/1 LIB12M - IO .................         7,005,829       14      0.66        500,416     4.269     355.04      723     75.81
5/25 LIB6M ......................        22,797,343      102      2.15        223,503     5.988     358.95      701     78.36
5/25 LIB6M - IO .................        93,748,060      267      8.84        351,116     5.642     359.34      710     73.45
7/23 LIB6M ......................         1,182,348        7      0.11        168,907     5.629     359.55      731     80.57
7/23 LIB6M - IO .................         7,734,441       18      0.73        429,691     5.739     351.03      729     68.30
7/1 LIB12M ......................         1,301,031        3      0.12        433,677     5.816     358.29      753     80.00
7/1 LIB12M - IO .................         1,234,710        4      0.12        308,678     5.727     358.02      720     82.78
10/20 LIB6M - IO ................         1,239,000        4      0.12        309,750     6.075     358.28      730     58.30
10/1 LIB12M .....................         2,545,469        5      0.24        509,094     5.805     358.16      721     77.52
10/1 LIB12M - IO ................           514,957        1      0.05        514,957     6.125     358.00      737     76.30
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

----------
(1) A mortgage loan with a loan program including the term "30YLIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB3M" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "2/28LIB6M" has a term of 30 years, the first two of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1LIB12M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/1LIB12M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/20LIB6M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/1LIB12M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "15YrFixed" has a term of 15 years with a fixed rate of interest. A mortgage loan with a loan program including the term "20YrFixed" has a term of 20 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30YrFixed" has a term of 30 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30/15FixedBalloon" has a term of 30 years with a fixed rate of interest and allows for a balloon payment. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                      Principal Balances as of Origination

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
        Range of Mortgage                              No. of     % of       Average      Gross      Term     Credit   Original
     Loan Principal Balances        Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00 ..............    $      718,964       18      0.07%    $   39,942     9.740%    280.95      671     84.50%
$50,000.01 - $100,000.00 ........        17,433,630      218      1.64         79,971     8.115     296.35      694     84.29
$100,000.01 - $150,000.00 .......        35,051,031      280      3.31        125,182     7.353     336.25      689     80.84
$150,000.01 - $200,000.00 .......        41,485,392      239      3.91        173,579     7.688     313.90      688     82.20
$200,000.01 - $250,000.00 .......        36,640,646      163      3.46        224,789     6.909     338.44      686     79.95
$250,000.01 - $300,000.00 .......        37,097,639      135      3.50        274,797     7.275     325.91      687     79.92
$300,000.01 - $350,000.00 .......       101,358,582      303      9.56        334,517     5.899     357.38      686     78.21
$350,000.01 - $400,000.00 .......       199,069,833      529     18.78        376,313     5.695     359.18      693     78.43
$400,000.01 - $450,000.00 .......       138,501,848      326     13.07        424,852     5.647     359.19      694     77.88
$450,000.01 - $500,000.00 .......       115,283,344      242     10.88        476,377     5.767     359.12      689     78.69
$500,000.01 - $550,000.00 .......        75,428,977      144      7.12        523,812     5.671     359.10      695     78.41
$550,000.01 - $600,000.00 .......        77,515,580      134      7.31        578,474     5.760     359.10      679     77.37
$600,000.01 - $650,000.00 .......        64,910,248      103      6.12        630,197     5.500     359.30      689     75.84
$650,000.01 - $700,000.00 .......        25,106,482       37      2.37        678,554     5.265     354.52      700     70.93
$700,000.01 - $750,000.00 .......        33,058,931       45      3.12        734,643     5.434     358.98      694     69.86
$750,000.01 - $800,000.00 .......         7,022,059        9      0.66        780,229     5.673     358.67      690     72.52
$800,000.01 - $850,000.00 .......         4,173,000        5      0.39        834,600     4.900     359.60      711     65.50
$850,000.01 - $900,000.00 .......         5,308,750        6      0.50        884,792     4.829     358.67      688     66.69
$900,000.01 - $950,000.00 .......         7,436,755        8      0.70        929,594     5.948     335.95      715     70.95
$950,000.01 - $1,000,000.00 .....        18,682,948       19      1.76        983,313     5.551     359.27      700     71.57
$1,000,000.01 - $1,050,000.00 ...         2,020,000        2      0.19      1,010,000     4.817     359.01      700     68.95
$1,050,000.01 - $1,100,000.00 ...         2,173,750        2      0.21      1,086,875     6.625     359.00      684     67.50
$1,100,000.01 - $1,150,000.00 ...         1,125,400        1      0.11      1,125,400     4.250     360.00      732     67.10
$1,150,000.01 - $1,200,000.00 ...         1,162,000        1      0.11      1,162,000     6.125     359.00      665     70.00
$1,200,000.01 - $1,250,000.00 ...         1,235,000        1      0.12      1,235,000     5.250     359.00      642     65.00
$1,250,000.01 - $1,300,000.00 ...         3,824,764        3      0.36      1,274,921     5.900     359.34      730     64.06
$1,300,000.01 - $1,350,000.00 ...         1,312,500        1      0.12      1,312,500     5.750     358.00      783     70.00
$1,450,000.01 - $1,500,000.00 ...         1,500,000        1      0.14      1,500,000     5.750     359.00      689     60.00
$1,550,000.01 - $1,600,000.00 ...         1,575,000        1      0.15      1,575,000     5.250     359.00      786     70.00
> $2,000,000.00 .................         2,740,621        1      0.26      2,740,621     6.250     336.00      740     61.09
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      As of origination, the average principal balance of the Group 1 Loans will be approximately $356,222.

                    Principal Balances as of the Cut-off Date

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
        Range of Mortgage                              No. of     % of       Average      Gross      Term     Credit   Original
     Loan Principal Balances        Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00 ..............    $      718,964       18      0.07%    $   39,942     9.740%    280.95      671     84.50%
$50,000.01 - $100,000.00 ........        17,433,630      218      1.64         79,971     8.115     296.35      694     84.29
$100,000.01 - $150,000.00 .......        35,051,031      280      3.31        125,182     7.353     336.25      689     80.84
$150,000.01 - $200,000.00 .......        41,657,992      240      3.93        173,575     7.687     314.08      688     82.23
$200,000.01 - $250,000.00 .......        36,468,046      162      3.44        225,111     6.907     338.35      687     79.90
$250,000.01 - $300,000.00 .......        37,097,639      135      3.50        274,797     7.275     325.91      687     79.92
$300,000.01 - $350,000.00 .......       101,358,582      303      9.56        334,517     5.899     357.38      686     78.21
$350,000.01 - $400,000.00 .......       199,069,833      529     18.78        376,313     5.695     359.18      693     78.43
$400,000.01 - $450,000.00 .......       138,936,976      327     13.11        424,884     5.648     359.19      694     77.95
$450,000.01 - $500,000.00 .......       115,283,344      242     10.88        476,377     5.767     359.12      689     78.69
$500,000.01 - $550,000.00 .......        74,993,848      143      7.08        524,433     5.669     359.11      695     78.29
$550,000.01 - $600,000.00 .......        77,515,580      134      7.31        578,474     5.760     359.10      679     77.37
$600,000.01 - $650,000.00 .......        64,910,248      103      6.12        630,197     5.500     359.30      689     75.84
$650,000.01 - $700,000.00 .......        25,106,482       37      2.37        678,554     5.265     354.52      700     70.93
$700,000.01 - $750,000.00 .......        33,058,931       45      3.12        734,643     5.434     358.98      694     69.86
$750,000.01 - $800,000.00 .......         7,022,059        9      0.66        780,229     5.673     358.67      690     72.52
$800,000.01 - $850,000.00 .......         4,173,000        5      0.39        834,600     4.900     359.60      711     65.50
$850,000.01 - $900,000.00 .......         5,308,750        6      0.50        884,792     4.829     358.67      688     66.69
$900,000.01 - $950,000.00 .......         7,436,755        8      0.70        929,594     5.948     335.95      715     70.95
$950,000.01 - $1,000,000.00 .....        19,682,948       20      1.86        984,147     5.491     359.20      701     71.44
$1,000,000.01 - $1,050,000.00 ...         1,020,000        1      0.10      1,020,000     5.250     360.00      676     68.92
$1,050,000.01 - $1,100,000.00 ...         2,173,750        2      0.21      1,086,875     6.625     359.00      684     67.50
$1,100,000.01 - $1,150,000.00 ...         1,125,400        1      0.11      1,125,400     4.250     360.00      732     67.10
$1,150,000.01 - $1,200,000.00 ...         1,162,000        1      0.11      1,162,000     6.125     359.00      665     70.00
$1,200,000.01 - $1,250,000.00 ...         1,235,000        1      0.12      1,235,000     5.250     359.00      642     65.00
$1,250,000.01 - $1,300,000.00 ...         3,824,764        3      0.36      1,274,921     5.900     359.34      730     64.06
$1,300,000.01 - $1,350,000.00 ...         1,312,500        1      0.12      1,312,500     5.750     358.00      783     70.00
$1,450,000.01 - $1,500,000.00 ...         1,500,000        1      0.14      1,500,000     5.750     359.00      689     60.00
$1,550,000.01 - $1,600,000.00 ...         1,575,000        1      0.15      1,575,000     5.250     359.00      786     70.00
> $2,000,000.00 .................         2,740,621        1      0.26      2,740,621     6.250     336.00      740     61.09
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $356,048.

                                 Mortgage Rates

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
            Range of                                   No. of     % of       Average      Gross      Term     Credit   Original
      Mortgage Rates (%)            Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999 ...................    $    1,737,652        5      0.16%    $  347,530     2.870%    358.96      699     76.01%
3.000 - 3.499 ...................         5,318,679       11      0.50        483,516     3.239     359.05      737     72.71
3.500 - 3.999 ...................        22,849,604       57      2.16        400,870     3.776     358.58      723     71.33
4.000 - 4.499 ...................        86,323,651      198      8.14        435,978     4.248     359.02      716     69.92
4.500 - 4.999 ...................       129,901,354      284     12.26        457,399     4.720     359.44      707     70.67
5.000 - 5.499 ...................       140,597,488      329     13.26        427,348     5.191     358.28      702     74.85
5.500 - 5.999 ...................       238,798,846      639     22.53        373,707     5.725     358.87      691     77.76
6.000 - 6.499 ...................       141,824,817      372     13.38        381,250     6.214     357.97      685     79.59
6.500 - 6.999 ...................       134,590,690      377     12.70        357,004     6.710     356.56      674     80.68
7.000 - 7.499 ...................        61,671,805      212      5.82        290,905     7.218     358.49      663     83.25
7.500 - 7.999 ...................        36,240,010      139      3.42        260,719     7.648     357.54      665     82.87
8.000 - 8.499 ...................         7,539,187       29      0.71        259,972     8.190     356.63      628     83.95
8.500 - 8.999 ...................         9,407,759       48      0.89        195,995     8.703     332.50      642     86.99
9.000 - 9.499 ...................         2,200,565        8      0.21        275,071     9.233     344.98      670     86.34
9.500 - 9.999 ...................         6,379,300       45      0.60        141,762     9.766     297.92      684     87.68
10.000 - 10.499 .................         3,590,675       31      0.34        115,828    10.184     236.44      699     94.90
10.500 - 10.999 .................         9,183,981       66      0.87        139,151    10.721     247.26      701     93.11
11.000 - 11.499 .................         7,441,273       45      0.70        165,362    11.180     192.99      710     96.17
11.500 - 11.999 .................         7,900,518       45      0.75        175,567    11.710     229.09      675     93.46
12.000 - 12.499 .................         3,889,600       22      0.37        176,800    12.242     186.14      679     97.77
12.500 - 12.999 .................         1,481,250       10      0.14        148,125    12.531     179.15      680     96.34
13.000 - 13.499 .................           557,468        3      0.05        185,823    13.066     179.74      718     95.00
13.500 - 13.999 .................           256,701        1      0.02        256,701    13.750     180.00      633     95.00
14.500 - 14.999 .................           270,800        1      0.03        270,800    14.500     180.00      623    100.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      ------------

      As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans will be approximately 5.953% per annum.

                              Next Adjustment Date*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
Next Adjustment Date                Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
November 1, 2004 ................    $   12,551,777       22      1.34%    $  570,535     4.470%    358.56      695     74.88%
December 1, 2004 ................         3,482,300        9      0.37        386,922     4.708     358.33      704     81.32
January 1, 2005 .................         4,262,863        9      0.45        473,651     4.465     358.05      689     71.08
February 1, 2005 ................        15,113,450       38      1.61        397,722     4.684     358.04      710     73.46
March 1, 2005 ...................        47,825,639      116      5.10        412,290     4.917     358.95      710     77.15
April 1, 2005 ...................        47,002,229      113      5.01        415,949     5.077     359.92      697     75.52
May 1, 2005 .....................        11,061,450       29      1.18        381,429     5.288     360.00      704     73.69
August 1, 2005 ..................         2,016,720        5      0.22        403,344     5.952     358.00      678     83.67
September 1, 2005 ...............         9,887,823       26      1.05        380,301     5.653     358.96      695     78.91
October 1, 2005 .................         2,419,760        6      0.26        403,293     5.532     360.00      691     77.99
November 1, 2005 ................           923,000        4      0.10        230,750     5.350     360.00      684     81.13
April 1, 2006 ...................           650,799        2      0.07        325,399     8.108     353.00      583     74.21
May 1, 2006 .....................         2,553,330       11      0.27        232,121     7.520     354.06      561     71.73
June 1, 2006 ....................         3,416,095       13      0.36        262,777     7.065     355.03      599     76.68
July 1, 2006 ....................        11,223,158       36      1.20        311,754     6.602     356.67      676     78.86
August 1, 2006 ..................        41,902,007      112      4.47        374,125     6.319     358.00      668     82.76
September 1, 2006 ...............       250,629,455      619     26.72        404,894     6.113     358.98      675     81.06
October 1, 2006 .................       151,277,039      379     16.13        399,148     5.369     359.89      691     76.15
November 1, 2006 ................        20,363,900       55      2.17        370,253     5.481     360.00      692     75.14
April 1, 2007 ...................         1,299,000        2      0.14        649,500     4.604     354.00      686     78.10
May 1, 2007 .....................         1,771,755        4      0.19        442,939     4.440     355.00      712     74.95
June 1, 2007 ....................         4,684,172       10      0.50        468,417     4.679     356.01      735     76.14
July 1, 2007 ....................         7,598,715       20      0.81        379,936     5.587     356.87      701     76.83
August 1, 2007 ..................        15,902,912       46      1.70        345,715     6.129     358.09      681     76.22
September 1, 2007 ...............        61,775,995      147      6.59        420,245     5.714     359.00      699     76.58
October 1, 2007 .................        64,985,344      144      6.93        451,287     5.339     359.97      697     73.05
November 1, 2007 ................         9,112,150       28      0.97        325,434     5.340     360.00      690     74.95
April 1, 2009 ...................           294,200        1      0.03        294,200     7.750     353.00      695     79.99
May 1, 2009 .....................           745,970        2      0.08        372,985     5.265     354.00      619     74.31
June 1, 2009 ....................           432,000        1      0.05        432,000     4.850     355.00      634     80.00
July 1, 2009 ....................         1,845,000        5      0.20        369,000     5.395     356.89      686     81.88
August 1, 2009 ..................        10,394,597       49      1.11        212,135     6.256     358.00      710     79.01
September 1, 2009 ...............        46,998,389      153      5.01        307,179     5.950     358.97      707     77.85
October 1, 2009 .................        49,999,119      131      5.33        381,673     5.439     358.64      717     69.57
November 1, 2009 ................         8,576,750       28      0.91        306,313     5.558     360.00      685     71.79
July 1, 2011 ....................           350,910        1      0.04        350,910     5.625     357.00      643     90.00
August 1, 2011 ..................         2,408,765        9      0.26        267,641     5.802     358.00      754     79.92
September 1, 2011 ...............         2,785,060        9      0.30        309,451     5.979     359.00      711     78.33
October 1, 2011 .................         1,654,875        8      0.18        206,859     5.456     359.93      730     68.89
November 1, 2011 ................         1,512,300        4      0.16        378,075     4.578     360.00      738     70.18
August 1, 2014 ..................         3,542,677        8      0.38        442,835     5.895     358.00      722     70.09
September 1, 2014 ...............           756,750        2      0.08        378,375     6.044     359.00      739     80.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  937,990,196    2,416    100.00%    $  388,241     5.656%    359.06      690     77.26%
                                     ==============    =====    ======

----------

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 28 months.

      * Excludes the fixed rate mortgage loans in Loan Group 1.

                                  Gross Margin*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
         Range of Gross                                No. of     % of       Average      Gross      Term     Credit   Original
           Margins (%)              Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1.250 - 1.499 ...................    $      368,800        1      0.04%    $  368,800     2.625%    360.00      706     80.00%
1.500 - 1.749 ...................         1,753,350        3      0.19        584,450     3.906     358.65      699     72.96
1.750 - 1.999 ...................         2,333,000        4      0.25        583,250     3.281     358.83      744     75.88
2.000 - 2.249 ...................         2,965,847        8      0.32        370,731     4.236     359.22      739     66.94
2.250 - 2.499 ...................       112,876,912      256     12.03        440,925     5.268     358.28      722     74.17
2.500 - 2.749 ...................         5,776,733       13      0.62        444,364     4.581     358.61      723     71.14
2.750 - 2.999 ...................        32,803,205       64      3.50        512,550     5.555     358.75      703     77.03
3.000 - 3.249 ...................        37,670,956       97      4.02        388,360     5.117     359.11      723     75.24
3.250 - 3.499 ...................       132,852,066      351     14.16        378,496     5.180     359.32      740     74.10
3.500 - 3.749 ...................       120,408,737      350     12.84        344,025     5.437     359.20      695     77.88
3.750 - 3.999 ...................       239,449,114      616     25.53        388,716     5.473     359.51      672     74.87
4.000 - 4.249 ...................         7,754,061       22      0.83        352,457     5.441     358.78      655     72.92
4.250 - 4.499 ...................        11,779,163       32      1.26        368,099     6.213     359.03      639     74.71
4.500 - 4.749 ...................         6,876,023       20      0.73        343,801     6.119     358.70      661     78.21
4.750 - 4.999 ...................         4,800,591       12      0.51        400,049     6.361     359.30      651     74.86
5.000 - 5.249 ...................        23,949,769       65      2.55        368,458     6.447     359.16      680     80.73
5.250 - 5.499 ...................         5,648,458       20      0.60        282,423     6.615     358.97      660     84.40
5.500 - 5.749 ...................         9,869,101       34      1.05        290,268     6.513     358.68      671     79.88
5.750 - 5.999 ...................        62,148,012      156      6.63        398,385     6.322     358.71      666     80.50
6.000 - 6.249 ...................        60,659,436      142      6.47        427,179     6.517     358.82      655     85.88
6.250 - 6.499 ...................        37,684,686       90      4.02        418,719     7.010     358.88      640     90.92
6.500 - 6.749 ...................         6,196,346       15      0.66        413,090     7.315     358.70      628     87.34
6.750 - 6.999 ...................         4,684,702       15      0.50        312,313     7.733     357.18      601     79.10
7.000 - 7.249 ...................         3,456,122       17      0.37        203,301     7.455     358.36      646     82.74
7.250 - 7.499 ...................         1,659,225        8      0.18        207,403     7.534     359.11      653     84.88
7.500 - 7.749 ...................           987,176        2      0.11        493,588     6.662     358.79      659     76.97
8.000 - 8.249 ...................           456,483        2      0.05        228,241     8.314     359.49      689     92.87
8.250 - 8.499 ...................           122,122        1      0.01        122,122     8.250     359.00      557     79.98
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  937,990,196    2,416    100.00%    $  388,241     5.656%    359.06      690     77.26%
                                     ==============    =====    ======

----------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.927% per annum.

      * Excludes the fixed rate mortgage loans in Loan Group 1.

                             Maximum Mortgage Rate*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
       Range of Maximum                                No. of     % of       Average      Gross      Term     Credit   Original
       Mortgage Rates (%)           Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999 ...................    $      814,152        3      0.09%    $  271,384     2.735%    359.01      699     80.00%
9.000 - 9.499 ...................         5,869,927       13      0.63        451,533     3.246     359.12      735     72.67
9.500 - 9.999 ...................        35,547,100       85      3.79        418,201     4.206     358.62      712     73.05
10.000 - 10.499 .................        92,403,054      213      9.85        433,817     4.352     359.03      718     70.82
10.500 - 10.999 .................       150,552,603      337     16.05        446,744     4.895     359.36      708     71.96
11.000 - 11.499 .................       137,938,388      323     14.71        427,054     5.247     359.49      701     75.02
11.500 - 11.999 .................       201,175,370      545     21.45        369,129     5.730     359.20      687     78.07
12.000 - 12.499 .................       118,746,845      314     12.66        378,175     6.197     358.52      679     81.07
12.500 - 12.999 .................       104,094,003      274     11.10        379,905     6.702     358.88      668     82.76
13.000 - 13.499 .................        49,781,506      162      5.31        307,293     7.175     358.81      659     85.75
13.500 - 13.999 .................        25,621,427       96      2.73        266,890     7.625     358.84      656     84.30
14.000 - 14.499 .................         5,741,531       21      0.61        273,406     8.100     358.42      626     80.76
14.500 - 14.999 .................         5,682,716       17      0.61        334,277     8.638     357.80      634     85.91
15.000 - 15.499 .................         1,861,414        5      0.20        372,283     8.843     358.30      591     78.42
15.500 - 15.999 .................         1,310,800        5      0.14        262,160     9.189     356.94      585     83.98
16.000 - 16.499 .................           615,545        2      0.07        307,772     9.995     359.24      610     93.10
16.500 - 16.999 .................           233,818        1      0.02        233,818    10.900     358.00      601     65.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  937,990,196    2,416    100.00%    $  388,241     5.656%    359.06      690     77.26%
                                     ==============    =====    ======

----------

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.602% per annum.

      * Excludes the fixed rate mortgage loans in Loan Group 1.

                           Initial Fixed-Rate Period*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
Initial Fixed Period                Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
One Month .......................    $   11,962,777       20      1.28%    $  598,139     4.620%    358.62      697     75.22%
Three Months ....................         5,800,000       17      0.62        341,176     4.606     359.04      697     77.59
Six Months ......................       123,536,932      299     13.17        413,167     4.959     359.24      704     75.61
One Year ........................        15,247,303       41      1.63        371,885     5.655     359.06      692     79.53
Two Years .......................       481,313,831    1,226     51.31        392,589     5.901     359.12      679     79.27
Three Years .....................       167,831,995      402     17.89        417,493     5.526     359.04      697     75.10
Five Years ......................       116,545,402      369     12.43        315,841     5.709     359.26      708     74.41
Seven Years .....................        11,452,531       32      1.22        357,892     5.735     353.49      731     72.46
Ten Years .......................         4,299,426       10      0.46        429,943     5.921     358.18      725     71.83
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  937,990,196    2,416    100.00%    $  388,241     5.656%    359.06      690     77.26%
                                     ==============    =====    ======

      * Excludes the fixed rate mortgage loans in Loan Group 1.

                                Initial Rate Cap*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
         Initial Cap (%)            Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1.000 ...........................    $  150,504,131      363     16.05%    $  414,612     4.978%    359.16      703     75.93%
1.500 ...........................           666,367        2      0.07        333,183     7.558     359.70      590     67.77
2.000 ...........................        21,017,017       48      2.24        437,855     5.352     357.37      690     78.25
3.000 ...........................       644,908,296    1,664     68.75        387,565     5.796     359.21      684     77.49
4.000 ...........................         2,011,050       10      0.21        201,105     5.734     357.83      695     76.81
5.000 ...........................        43,306,138      100      4.62        433,061     5.672     358.82      718     78.23
6.000 ...........................        75,577,197      229      8.06        330,031     5.866     358.19      707     77.27
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  937,990,196    2,416    100.00%    $  388,241     5.656%    359.06      690     77.26%
                                     ==============    =====    ======

      * Excludes the fixed rate mortgage loans in Loan Group 1.

                               Periodic Rate Cap*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
       Subsequent Cap (%)           Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1.000 ...........................    $  923,069,588    2,371     98.41%    $  389,317     5.647%    359.08      690     77.21%
1.500 ...........................         2,044,044        6      0.22        340,674     7.722     359.48      586     74.19
2.000 ...........................        12,876,564       39      1.37        330,168     5.946     357.64      699     81.47
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  937,990,196    2,416    100.00%    $  388,241     5.656%    359.06      690     77.26%
                                     ==============    =====    ======

      * Excludes the fixed rate mortgage loans in Loan Group 1.

                        Original Loan-to-Value Ratios(1)

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
      Range of Loan-to-Value                           No. of     % of       Average      Gross      Term     Credit   Original
           Ratios (%)               Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00 ...................    $      295,888        3      0.03%    $   98,629     5.807%    359.63      732     22.43%
25.01 - 30.00 ...................           668,714        2      0.06        334,357     5.756     358.21      742     27.39
30.01 - 35.00 ...................         1,527,090        5      0.14        305,418     5.538     359.17      753     33.58
35.01 - 40.00 ...................         1,721,832        9      0.16        191,315     5.820     358.92      728     38.19
40.01 - 45.00 ...................         5,564,255       17      0.52        327,309     5.596     358.80      694     42.06
45.01 - 50.00 ...................         3,914,702       11      0.37        355,882     5.234     358.92      711     48.27
50.01 - 55.00 ...................        10,024,196       26      0.95        385,546     5.110     355.92      702     52.92
55.01 - 60.00 ...................        23,952,691       58      2.26        412,977     5.314     356.55      702     58.88
60.01 - 65.00 ...................        42,276,186       91      3.99        464,573     5.312     357.19      698     63.40
65.01 - 70.00 ...................       238,416,661      568     22.49        419,748     4.964     357.80      702     69.56
70.01 - 75.00 ...................        45,680,109      119      4.31        383,866     6.151     358.47      674     73.95
75.01 - 80.00 ...................       496,723,098    1,346     46.86        369,036     5.891     358.54      692     79.79
80.01 - 85.00 ...................        20,330,771       65      1.92        312,781     6.885     351.52      657     84.31
85.01 - 90.00 ...................        80,941,597      295      7.64        274,378     7.207     348.67      669     89.56
90.01 - 95.00 ...................        58,774,897      205      5.55        286,707     7.451     337.31      674     94.64
95.01 - 100.00 ..................        29,140,986      157      2.75        185,611     9.584     248.46      703     99.90
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

----------

      The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 21.42% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 77.57%.

      (1) With respect to the fixed-rate second lien Group 1 Loans, the combined loan-to-value ratio.

                                 Occupancy Types

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
            Occupancy               Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied ..................    $  912,964,774    2,483     86.13%    $  367,686     5.953%    353.29      688     78.11%
Investment ......................       122,180,407      408     11.53        299,462     5.930     351.91      709     73.71
Second Home .....................        24,808,492       86      2.34        288,471     6.065     354.43      700     76.58
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

----------

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
          Document Type             Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Progressive Series Program
(Limited (Stated)
Documentation) ..................    $  623,859,780    1,656     58.86%    $  376,727     5.922%    350.83      695     77.33%
Progressive Series Program
(Full Documentation) ............       218,522,057      611     20.62        357,647     5.453     356.66      687     77.47
Progressive Express
Program (Non Verified
Assets) .........................        90,058,468      276      8.50        326,299     6.655     354.90      683     77.16
Progressive Express
Program (Verified Assets) .......        68,496,569      218      6.46        314,204     6.365     357.66      689     80.01
Progressive Express No
Doc Program (No
Documentation) ..................        33,748,143      133      3.18        253,745     6.670     356.55      704     76.44
Progressive Series Program
(Full Income/Stated Assets
Documentation) ..................        16,157,979       53      1.52        304,868     6.452     357.20      643     81.64
Progressive Express
Program No Doc Program
(Verified Assets) ...............         4,504,993       14      0.43        321,785     6.113     359.09      696     79.74
Progressive Express
Program (Self Employed) .........         1,886,493        6      0.18        314,416     6.936     354.79      640     77.24
Progressive Series Program
(No Income/No Asset
Documentation) ..................         1,323,825        6      0.12        220,638     6.634     358.78      689     80.14
Progressive Express
Program (Express Priority
Refinance) ......................           815,015        3      0.08        271,672     7.381     354.63      687     80.00
Progressive Series Program
(No Ratio) ......................           580,350        1      0.05        580,350     6.625     359.00      649     80.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
      Credit Grade Category         Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
A+(1) ...........................    $  549,022,903    1,513     51.80%    $  362,870     5.642%    351.91      726     76.13%
A(1) ............................       376,094,125    1,056     35.48        356,150     6.162     353.01      653     79.05
A-(1) ...........................        39,909,865      105      3.77        380,094     6.657     357.84      611     80.53
B(1) ............................         2,215,533        7      0.21        316,505     7.318     356.77      569     75.86
C(1) ............................         2,450,153       11      0.23        222,741     8.247     356.19      569     78.61
CX(1) ...........................         3,654,923       16      0.34        228,433     8.103     354.93      522     71.54
Progressive Express I(2) ........        44,389,133      137      4.19        324,008     6.360     359.27      723     80.75
Progressive Express II(2) .......        35,130,723      111      3.31        316,493     6.612     359.32      651     78.03
Progressive Express III(2) ......         3,952,100       12      0.37        329,342     6.840     359.19      616     77.77
Progressive Express IV(2) .......         2,078,349        6      0.20        346,392     6.332     358.94      593     73.78
Progressive Express V(2) ........           189,866        1      0.02        189,866     7.750     359.00      580     61.30
Progressive Express VI(2) .......           866,000        2      0.08        433,000     7.834     360.00      562     66.01
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

----------

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

            See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
          Property Type             Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence .........    $  693,446,136    1,935     65.42%    $  358,370     5.993%    352.88      689     78.10%
De minimis PUD ..................       144,584,147      371     13.64        389,715     5.793     349.90      692     76.22
Planned Unit Development ........        81,500,029      247      7.69        329,960     5.902     357.69      691     79.28
Condominium .....................        64,890,245      228      6.12        284,606     5.812     353.73      697     77.12
Two Family ......................        37,076,520       98      3.50        378,332     6.260     356.47      693     76.75
Four Family .....................        14,343,159       34      1.35        421,858     6.005     358.67      716     69.21
Three Family ....................        11,111,178       27      1.05        411,525     6.038     356.84      691     69.10
Highrise/Condominium ............        11,072,195       29      1.04        381,800     5.489     353.24      719     73.74
Townhouse .......................         1,930,066        8      0.18        241,258     6.359     359.07      675     79.28
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

                 Geographic Distribution of Mortgaged Properties

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
              State                 Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
AL ..............................    $      871,500        2      0.08%    $  435,750     5.109%    358.56      718     70.00%
AR ..............................           348,644        1      0.03        348,644     5.875     359.00      627    100.00
AZ ..............................        15,673,706       54      1.48        290,254     6.301     351.09      678     77.00
CA ..............................       735,173,010    1,810     69.36        406,173     5.826     353.14      692     77.12
CO ..............................        11,344,006       30      1.07        378,134     6.447     348.42      691     75.41
CT ..............................         2,978,752       10      0.28        297,875     6.044     348.80      698     77.25
DC ..............................         1,475,566        5      0.14        295,113     7.035     326.31      689     82.76
DE ..............................            55,166        1      0.01         55,166     7.375     359.00      720     65.00
FL ..............................        78,927,418      350      7.45        225,507     6.293     351.48      698     78.56
GA ..............................        13,378,604       51      1.26        262,326     5.248     356.46      711     80.09
HI ..............................        17,684,994       63      1.67        280,714     6.955     342.60      698     74.79
ID ..............................           817,550        3      0.08        272,517     6.585     359.13      673     87.67
IL ..............................        12,641,190       36      1.19        351,144     6.279     356.04      675     80.69
IN ..............................         2,051,008        5      0.19        410,202     6.887     359.00      702     82.06
LA ..............................           267,763        2      0.03        133,881     7.862     359.00      619     86.81
MA ..............................         6,888,227       19      0.65        362,538     5.828     356.74      683     77.47
MD ..............................        15,318,783       50      1.45        306,376     5.958     351.83      702     79.48
ME ..............................           132,800        1      0.01        132,800     7.255     359.00      679     80.00
MI ..............................         4,158,891       23      0.39        180,821     6.807     344.03      662     80.32
MN ..............................         5,733,113       17      0.54        337,242     6.289     358.53      680     80.58
MO ..............................           604,020        5      0.06        120,804     7.054     358.76      665     91.05
MS ..............................           374,741        2      0.04        187,371     7.500     358.00      680     90.00
MT ..............................           267,634        2      0.03        133,817     6.639     359.00      727     79.63
NC ..............................         3,411,039       10      0.32        341,104     6.288     345.87      718     73.35
NE ..............................            87,411        1      0.01         87,411     5.875     360.00      680     68.90
NJ ..............................        13,345,883       40      1.26        333,647     6.445     352.57      671     80.84
NM ..............................           424,000        1      0.04        424,000     6.630     359.00      731     80.00
NV ..............................        21,655,421       70      2.04        309,363     6.126     355.57      689     77.64
NY ..............................        23,755,066       73      2.24        325,412     6.896     355.22      650     75.26
OH ..............................         1,958,074       11      0.18        178,007     6.084     358.52      709     81.18
OK ..............................           131,869        1      0.01        131,869     6.000     359.00      646     80.00
OR ..............................         3,269,724       15      0.31        217,982     6.168     345.31      686     78.33
PA ..............................         1,535,117        7      0.14        219,302     6.716     350.39      659     83.92
RI ..............................         1,146,060        3      0.11        382,020     5.740     359.33      692     70.52
SC ..............................         2,054,399        5      0.19        410,880     5.523     359.28      698     75.79
SD ..............................           136,400        1      0.01        136,400     7.500     359.00      609     80.00
TN ..............................         2,208,683        9      0.21        245,409     6.045     359.22      687     76.08
TX ..............................         7,217,665       35      0.68        206,219     6.145     356.49      694     80.30
UT ..............................         2,520,393        8      0.24        315,049     6.234     358.82      699     79.68
VA ..............................        41,035,248      115      3.87        356,828     5.834     358.34      694     81.21
WA ..............................         6,537,134       29      0.62        225,418     5.974     356.68      685     78.75
WY ..............................           357,000        1      0.03        357,000     5.750     360.00      723     70.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      No more than approximately 0.70% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt-to-Income Ratio

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
       Range of Debt-to-                               No. of     % of       Average      Gross      Term     Credit   Original
         Income Ratios              Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00 ....................    $    3,032,124        7      0.29%    $  433,161     4.764%    358.87      716     72.11%
10.01 - 15.00 ...................         6,048,837       13      0.57        465,295     5.236     359.07      712     73.39
15.01 - 20.00 ...................        12,421,204       33      1.17        376,400     5.278     356.26      716     73.06
20.01 - 25.00 ...................        31,627,309       88      2.98        359,401     5.629     357.89      712     75.69
25.01 - 30.00 ...................        58,056,753      165      5.48        351,859     5.717     351.91      697     75.19
30.01 - 35.00 ...................       109,299,666      282     10.31        387,587     5.767     355.95      690     77.02
35.01 - 40.00 ...................       196,438,740      507     18.53        387,453     5.938     353.34      691     78.40
40.01 - 45.00 ...................       213,362,939      572     20.13        373,012     5.999     352.67      685     79.25
45.01 - 50.00 ...................       148,304,871      434     13.99        341,716     5.979     351.39      683     77.93
50.01 - 55.00 ...................        13,305,791       31      1.26        429,219     5.392     356.08      685     71.07
> 55.00 .........................         4,084,489       13      0.39        314,191     6.916     323.84      693     81.25
Not Required ....................       263,970,951      832     24.90        317,273     6.157     352.92      695     77.01
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 1 Loans will be approximately 38.68% per annum.

                               Prepayment Penalty

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
        Number of Months            Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
0 ...............................    $  275,969,145      726     26.04%    $  380,123     6.058%    345.41      699     78.22%
6 ...............................        27,055,817      136      2.55        198,940     8.454     337.72      689     82.26
7 ...............................         4,694,770        8      0.44        586,846     5.979     358.29      723     69.70
12 ..............................       155,233,902      388     14.65        400,087     5.577     352.61      695     76.06
24 ..............................       344,166,296      851     32.47        404,426     5.872     358.12      680     79.37
36 ..............................       104,200,866      273      9.83        381,688     5.743     357.14      685     75.53
42 ..............................           171,500        1      0.02        171,500     6.375     358.00      698     70.00
48 ..............................           232,368        1      0.02        232,368     4.500     360.00      782     80.00
60 ..............................       148,229,010      593     13.98        249,965     6.032     356.46      700     74.60
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

                     Months Remaining to Scheduled Maturity

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
         Range of Months            Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
121-180 .........................    $   33,839,780      225      3.19%    $  150,399    10.675%    178.73      698     93.69%
181-240 .........................           803,718        6      0.08        133,953     7.758     237.39      708     84.35
301-360 .........................     1,025,310,176    2,746     96.73        373,383     5.796     359.00      691     77.03
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans will be approximately 353 months.

                                  Credit Scores

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
         Range of Credit                               No. of     % of       Average      Gross      Term     Credit   Original
             Scores                 Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Not Required ....................    $      526,988        4      0.05%    $  131,747     8.927%    358.35      N/A     78.42%
801 - 820 .......................         8,131,445       21      0.77        387,212     5.048     358.95      807     73.86
781 - 800 .......................        33,989,647       91      3.21        373,513     5.245     353.00      788     71.57
761 - 780 .......................        63,208,780      176      5.96        359,141     5.445     352.50      770     75.37
741 - 760 .......................        85,966,925      238      8.11        361,206     5.646     353.47      751     75.50
721 - 740 .......................       107,968,837      298     10.19        362,312     5.727     351.17      731     76.71
701 - 720 .......................       128,777,714      361     12.15        356,725     5.827     353.92      710     77.79
681 - 700 .......................       169,825,664      476     16.02        356,777     5.818     351.18      690     77.17
661 - 680 .......................       153,962,322      446     14.53        345,207     6.134     351.77      670     79.42
641 - 660 .......................       135,959,551      382     12.83        355,915     6.109     354.51      651     78.11
621 - 640 .......................       112,970,130      315     10.66        358,635     6.391     354.83      631     79.83
601 - 620 .......................        43,266,854      114      4.08        379,534     6.636     358.60      612     80.11
581 - 600 .......................         6,836,604       21      0.64        325,553     7.021     353.56      594     76.11
561 - 580 .......................         2,525,364        9      0.24        280,596     7.572     357.04      571     75.10
541 - 560 .......................         1,780,949        7      0.17        254,421     7.825     355.56      552     77.56
521 - 540 .......................         2,537,884       10      0.24        253,788     8.229     356.19      532     71.75
501 - 520 .......................         1,718,017        8      0.16        214,752     8.001     354.37      512     72.34
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      As of the Cut-off Date, the weighted average credit score of the Group 1 Loans for which credit scores are available will be approximately 691.

                            Range of Months to Roll*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
         Range of Months            Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1 - 6 ...........................    $  141,299,709      336     15.06%    $  420,535     4.916%    359.18      703     75.66%
7 - 12 ..........................        15,247,303       41      1.63        371,885     5.655     359.06      692     79.53
13 - 18 .........................         3,044,129       12      0.32        253,677     7.725     353.79      558     71.83
19 - 24 .........................       478,971,654    1,215     51.06        394,215     5.888     359.14      679     79.32
25 - 31 .........................         3,375,555        7      0.36        482,222     4.626     354.62      704     76.62
32 - 37 .........................       163,754,487      394     17.46        415,621     5.549     359.17      697     75.05
50 - 55 .........................         1,472,170        4      0.16        368,042     5.640     354.09      639     77.12
56 - 61 .........................       117,813,854      366     12.56        321,896     5.723     358.79      710     74.06
80 - 85 .........................         8,711,909       31      0.93        281,029     5.573     358.99      728     76.03
> 85 ............................         4,299,426       10      0.46        429,943     5.921     358.18      725     71.83
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  937,990,196    2,416    100.00%    $  388,241     5.656%    359.06      690     77.26%
                                     ==============    =====    ======

      As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans will be approximately 28 months.

      * Excludes the fixed rate mortgage loans in Loan Group 1.

                                  Loan Purposes

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
          Loan Purpose              Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Purchase ........................    $  669,755,021    1,938     63.19%    $  345,591     5.982%    352.06      700     79.58%
Refinance - Cash Out ............       322,777,716      868     30.45        371,864     5.922     355.47      674     74.39
Refinance - Rate/Term ...........        67,420,936      171      6.36        394,274     5.821     352.97      682     72.86
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,059,953,674    2,977    100.00%    $  356,048     5.953%    353.16      691     77.57%
                                     ==============    =====    ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

      The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,000,046,951, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 91.20% of the Group 2 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 8.80% of the Group 2 Loans have fixed rates and are secured by first or second liens on the related mortgaged property.

      The average principal balance of the Group 2 Loans at origination was approximately $186,724. No Group 2 Loan had a principal balance at origination of greater than approximately $608,000 or less than approximately $10,600. The average principal balance of the Group 2

Loans as of the Cut-off Date was approximately $186,646. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $606,569 or less than approximately $10,571.

      As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 2.500% per annum to approximately 13.750% per annum and the weighted average mortgage rate was approximately 5.978% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 357 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to March 1, 2003, or after December 1, 2004, or will have a remaining term to maturity of less than 160 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is November 1, 2034.

      Approximately 1.30%, 2.65%, 58.00%, 0.04% and 5.21% of the Group 2 Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the Group 2 Loans was approximately 77.76%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any Group 2 Loan was greater than approximately 100.00% or less than approximately 9.98%.

      Approximately 0.92% of the Group 2 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 177 months.

      None of the Group 2 Loans are buydown mortgage loans.

      None of the Group 2 Loans will be subject to the Home Ownership Act or any comparable state law.

      Substantially all of the Group 2 Loans will not have reached their first adjustment date as of the Closing Date.

      Approximately 75.19% of the Group 2 Loans provide for prepayment charges.

      Approximately 6.27% and 7.85% of the Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.229% per annum.

      Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding. All references to loan-to-value ratio or LTV in the following tables refer to the combined-loan-to-value ratio in the case of mortgage loans secured by second liens.

                            Mortgage Loan Programs(1)

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
          Mortgage Loan                                No. of     % of       Average      Gross      Term     Credit   Original
             Programs               Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed ......................    $    3,656,295       36      0.37%    $  101,564     7.409%    178.72      690     70.15%
30/15 Fixed Balloon .............         9,235,518      210      0.92         43,979    10.340     177.03      691     94.11
20Yr Fixed ......................           801,835       14      0.08         57,274     9.589     236.39      665     80.87
25Yr Fixed ......................            90,000        1      0.01         90,000     6.990     300.00      670     80.00
30Yr Fixed ......................        63,929,872      438      6.39        145,959     7.404     358.65      684     75.92
30Yr Fixed - IO .................        10,323,040       60      1.03        172,051     7.202     359.27      681     74.23
30Y LIB1M .......................           263,867        2      0.03        131,933     5.298     359.54      726     80.00
30Y LIB1M - IO ..................         5,770,845       27      0.58        213,735     3.989     358.66      723     76.96
30Y LIB3M .......................           221,450        1      0.02        221,450     4.875     360.00      735     79.95
30Y LIB3M - IO ..................           285,000        1      0.03        285,000     4.625     360.00      782     73.07
30Y LIB6M .......................         9,119,363       43      0.91        212,078     5.972     358.79      690     80.08
30Y LIB6M - IO ..................        63,069,180      305      6.31        206,784     5.101     359.15      705     77.19
1/29 LIB6M ......................           184,131        1      0.02        184,131     5.990     358.00      650     90.00
30Y LIB12M ......................         1,946,936       10      0.19        194,694     6.077     359.44      660     76.88
30Y LIB12M - IO .................         5,251,648       23      0.53        228,333     5.317     358.93      685     75.09
2/28 LIB6M ......................       134,244,715      741     13.42        181,167     6.229     359.12      673     79.62
2/28 LIB6M - IO .................       375,251,433    1,752     37.52        214,185     5.738     359.35      688     77.52
3/27 LIB6M ......................        83,185,218      506      8.32        164,398     6.092     358.85      671     80.42
3/27 LIB6M - IO .................       140,928,067      735     14.09        191,739     5.768     359.10      691     76.29
3/1 LIB12M - IO .................           472,500        3      0.05        157,500     5.790     358.38      715     76.41
5/25 LIB6M ......................        19,053,616       95      1.91        200,564     5.919     359.21      699     77.44
5/25 LIB6M - IO .................        67,769,659      329      6.78        205,987     5.937     359.17      702     76.61
5/1 LIB12M ......................           451,957        3      0.05        150,652     5.814     356.95      712     76.15
5/1 LIB12M - IO .................           394,000        2      0.04        197,000     5.262     359.00      681     69.71
7/23 LIB6M ......................         1,688,909        7      0.17        241,273     5.853     359.58      691     67.84
7/23 LIB6M - IO .................         1,605,291        8      0.16        200,661     5.736     359.16      718     74.98
7/1 LIB12M - IO .................           417,604        3      0.04        139,201     5.955     358.69      721     78.69
10/20 LIB6M - IO ................           300,000        1      0.03        300,000     6.000     359.00      683     80.00
10/1 LIB12M - IO ................           135,000        1      0.01        135,000     6.250     359.00      701     75.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

----------

(1) A mortgage loan with a loan program including the term "30YLIB1M" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB3M" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30YLIB12M" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "1/29LIB6M" has a term of 30 years, the first one of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "2/28LIB6M" has a term of 30 years, the first two of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27LIB6M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1LIB12M" has a term of 30 years, the first three of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25LIB6M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/1LIB12M" has a term of 30 years, the first five of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23LIB6M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/1LIB12M" has a term of 30 years, the first seven of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/20LIB6M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/1LIB12M" has a term of 30 years, the first ten of which consist of a fixed-rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "15YrFixed" has a term of 15 years with a fixed rate of interest. A mortgage loan with a loan program including the term "20YrFixed" has a term of 20 years with a fixed rate of interest. A mortgage loan with a loan program including the term "25YrFixed" has a term of 25 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30YrFixed" has a term of 30 years with a fixed rate of interest. A mortgage loan with a loan program including the term "30/15FixedBalloon" has a term of 30 years with a fixed rate of interest and allows for a balloon payment. Any mortgage loan with a loan program including the term "IO" has an interest only period.

                      Principal Balances as of Origination

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
        Range of Mortgage                              No. of     % of       Average      Gross      Term     Credit   Original
     Loan Principal Balances        Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
$0.01       - $ 50,000.00 .......    $    7,200,622      207      0.72%    $   34,786    10.157%    216.74      700     92.92%
$50,000.01  - $100,000.00 .......        47,471,523      588      4.75         80,734     6.897     339.56      681     78.90
$100,000.01 - $150,000.00 .......       143,246,653    1,137     14.32        125,987     6.188     357.38      680     77.76
$150,000.01 - $200,000.00 .......       211,603,709    1,210     21.16        174,879     5.997     358.91      683     77.95
$200,000.01 - $250,000.00 .......       210,571,089      936     21.06        224,969     5.898     358.25      687     77.66
$250,000.01 - $300,000.00 .......       213,127,588      776     21.31        274,649     5.752     359.28      692     77.55
$300,000.01 - $350,000.00 .......       140,013,876      440     14.00        318,213     5.671     358.97      694     77.51
$350,000.01 - $400,000.00 .......        12,717,297       34      1.27        374,038     5.979     359.29      687     75.50
$400,000.01 - $450,000.00 .......         4,662,500       11      0.47        423,864     6.185     359.36      703     73.00
$450,000.01 - $500,000.00 .......         4,651,601       10      0.47        465,160     5.930     359.21      706     69.62
$500,000.01 - $550,000.00 .......         3,617,424        7      0.36        516,775     5.914     359.42      714     75.71
$550,000.01 - $600,000.00 .......           556,500        1      0.06        556,500     5.500     360.00      678     70.00
$600,000.01 - $650,000.00 .......           606,569        1      0.06        606,569     5.125     358.00      676     80.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

      As of origination, the average principal balance of the Group 2 Loans will be approximately $186,724.

                    Principal Balances as of the Cut-off Date

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
        Range of Mortgage                              No. of     % of       Average      Gross      Term     Credit   Original
     Loan Principal Balances        Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00 ..............    $    7,250,465      208      0.73%    $   34,858    10.165%    217.63      699     92.97%
$50,000.01 - $100,000.00 ........        47,421,680      587      4.74         80,787     6.893     339.56      681     78.88
$100,000.01 - $150,000.00 .......       143,396,573    1,138     14.34        126,008     6.189     357.39      680     77.77
$150,000.01 - $200,000.00 .......       211,453,788    1,209     21.14        174,900     5.996     358.91      683     77.94
$200,000.01 - $250,000.00 .......       210,571,089      936     21.06        224,969     5.898     358.25      687     77.66
$250,000.01 - $300,000.00 .......       213,727,209      778     21.37        274,714     5.755     359.28      692     77.58
$300,000.01 - $350,000.00 .......       139,414,255      438     13.94        318,297     5.667     358.98      694     77.47
$350,000.01 - $400,000.00 .......        12,717,297       34      1.27        374,038     5.979     359.29      687     75.50
$400,000.01 - $450,000.00 .......         4,662,500       11      0.47        423,864     6.185     359.36      703     73.00
$450,000.01 - $500,000.00 .......         4,651,601       10      0.47        465,160     5.930     359.21      706     69.62
$500,000.01 - $550,000.00 .......         3,617,424        7      0.36        516,775     5.914     359.42      714     75.71
$550,000.01 - $600,000.00 .......           556,500        1      0.06        556,500     5.500     360.00      678     70.00
$600,000.01 - $650,000.00 .......           606,569        1      0.06        606,569     5.125     358.00      676     80.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

      As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $186,646.

                                 Mortgage Rates

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
            Range of                                   No. of     % of       Average      Gross      Term     Credit   Original
        Mortgage Rates (%)          Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999 ...................    $      556,125        3      0.06%    $  185,375     2.623%    358.00      704     82.96%
3.000 - 3.499 ...................         1,711,900        9      0.17        190,211     3.281     358.22      736     75.46
3.500 - 3.999 ...................        16,681,370       80      1.67        208,517     3.728     358.61      731     72.75
4.000 - 4.499 ...................        32,436,018      146      3.24        222,165     4.235     359.47      718     69.10
4.500 - 4.999 ...................       116,899,482      546     11.69        214,102     4.739     359.51      713     70.31
5.000 - 5.499 ...................       150,978,171      714     15.10        211,454     5.198     359.44      697     74.46
5.500 - 5.999 ...................       212,138,826    1,052     21.21        201,653     5.697     358.99      686     78.04
6.000 - 6.499 ...................       181,681,851      970     18.17        187,301     6.208     358.03      678     79.88
6.500 - 6.999 ...................       149,651,674      798     14.96        187,533     6.692     357.82      676     80.24
7.000 - 7.499 ...................        52,289,494      299      5.23        174,881     7.164     356.61      670     81.04
7.500 - 7.999 ...................        37,213,121      234      3.72        159,030     7.724     356.80      667     84.22
8.000 - 8.499 ...................        17,124,285      107      1.71        160,040     8.172     356.80      667     85.13
8.500 - 8.999 ...................        13,677,178      117      1.37        116,899     8.719     339.59      654     88.79
9.000 - 9.499 ...................         4,328,905       35      0.43        123,683     9.150     339.90      644     90.76
9.500 - 9.999 ...................         3,962,963       62      0.40         63,919     9.710     287.28      656     93.44
10.000 - 10.499 .................         2,598,231       55      0.26         47,241    10.202     227.91      694     93.73
10.500 - 10.999 .................         2,734,289       53      0.27         51,590    10.679     245.87      689     86.68
11.000 - 11.499 .................         1,407,590       33      0.14         42,654    11.135     203.54      683     96.54
11.500 - 11.999 .................         1,091,711       25      0.11         43,668    11.688     196.11      715     84.46
12.000 - 12.499 .................           285,420        6      0.03         47,570    12.108     179.00      702     94.56
12.500 - 12.999 .................           287,526        7      0.03         41,075    12.614     178.35      695     94.99
13.000 - 13.499 .................           187,418        5      0.02         37,484    13.133     256.92      669     96.09
13.500 - 13.999 .................           123,402        2      0.01         61,701    13.575     178.30      679     96.50
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

----------

      As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Loans will be approximately 5.978% per annum.

                              Next Adjustment Date*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
      Next Adjustment Date          Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
November 1, 2004 ................    $    5,110,312       25      0.56%    $  204,412     4.028%    358.55      719     77.96%
December 1, 2004 ................           791,200        3      0.09        263,733     4.019     357.77      747     75.40
January 1, 2005 .................         3,650,673       20      0.40        182,534     4.729     357.49      723     79.11
February 1, 2005 ................        15,232,246       72      1.67        211,559     4.605     358.05      716     78.67
March 1, 2005 ...................        23,689,579      115      2.60        205,996     5.293     359.00      703     76.84
April 1, 2005 ...................        25,418,944      121      2.79        210,074     5.480     359.97      697     77.41
May 1, 2005 .....................         4,836,750       23      0.53        210,293     5.606     360.00      689     76.26
August 1, 2005 ..................         1,462,719        6      0.16        243,787     5.606     358.00      668     78.91
September 1, 2005 ...............         4,154,380       19      0.46        218,652     5.404     359.00      682     77.20
October 1, 2005 .................         1,404,617        6      0.15        234,103     5.462     360.00      679     68.58
November 1, 2005 ................           361,000        3      0.04        120,333     7.017     360.00      670     77.92
December 1, 2005 ................           190,833        1      0.02        190,833     5.990     350.00      612     80.00
May 1, 2006 .....................           575,498        4      0.06        143,874     5.956     355.26      660     76.40
June 1, 2006 ....................           700,300        5      0.08        140,060     6.300     356.18      633     79.24
July 1, 2006 ....................         7,687,480       43      0.84        178,779     5.816     357.26      683     80.13
August 1, 2006 ..................        56,409,587      322      6.19        175,185     6.233     358.23      670     80.39
September 1, 2006 ...............       233,129,140    1,147     25.56        203,251     6.101     359.00      681     79.34
October 1, 2006 .................       189,266,090      868     20.75        218,048     5.502     360.00      692     75.85
November 1, 2006 ................        21,537,220      103      2.36        209,099     5.583     360.00      686     77.02
April 1, 2007 ...................           154,988        1      0.02        154,988     5.630     354.00      690     80.00
May 1, 2007 .....................         1,251,215       10      0.14        125,121     5.537     355.29      674     79.62
June 1, 2007 ....................         1,406,515       10      0.15        140,651     5.856     356.42      693     78.31
July 1, 2007 ....................         9,348,864       61      1.03        153,260     5.928     357.18      674     78.95
August 1, 2007 ..................        57,473,222      371      6.30        154,914     6.090     358.40      666     80.35
September 1, 2007 ...............        93,167,573      492     10.22        189,365     6.028     359.00      684     78.95
October 1, 2007 .................        53,583,779      257      5.88        208,497     5.489     360.00      702     73.40
November 1, 2007 ................         8,199,630       42      0.90        195,229     5.494     360.00      688     74.37
April 1, 2009 ...................           296,800        1      0.03        296,800     4.750     354.00      670     80.00
May 1, 2009 .....................           419,817        3      0.05        139,939     5.456     355.00      681     79.94
June 1, 2009 ....................           957,224        4      0.10        239,306     5.827     356.00      710     72.24
July 1, 2009 ....................         1,653,933        9      0.18        183,770     6.341     357.00      688     84.66
August 1, 2009 ..................        10,158,443       59      1.11        172,177     6.030     358.00      707     80.46
September 1, 2009 ...............        39,693,316      199      4.35        199,464     6.193     359.00      701     80.07
October 1, 2009 .................        29,529,758      135      3.24        218,739     5.657     360.00      702     72.30
November 1, 2009 ................         4,959,940       19      0.54        261,049     5.233     360.00      699     67.02
July 1, 2011 ....................           159,920        1      0.02        159,920     6.500     357.00      669     80.00
August 1, 2011 ..................           455,283        3      0.05        151,761     5.927     358.00      752     80.00
September 1, 2011 ...............         1,202,740        6      0.13        200,457     6.372     359.00      682     76.44
October 1, 2011 .................         1,506,961        6      0.17        251,160     5.452     360.00      699     65.92
November 1, 2011 ................           386,900        2      0.04        193,450     5.074     360.00      771     70.55
September 1, 2014 ...............           435,000        2      0.05        217,500     6.078     359.00      689     78.45
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  912,010,391    4,599    100.00%    $  198,306     5.811%    359.19      688     77.79%
                                     ==============    =====    ======

----------

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 28 months.

      * Excludes the fixed rate mortgage loans in Loan Group 2.

                                  Gross Margin*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
         Range of Gross                                No. of     % of       Average      Gross      Term     Credit   Original
           Margins (%)              Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.749 ...................    $    1,051,725        6      0.12%    $  175,288     2.918%    358.23      718     76.22%
1.750 - 1.999 ...................         1,233,800        6      0.14        205,633     3.457     358.10      730     75.83
2.000 - 2.249 ...................         3,564,884       21      0.39        169,756     3.775     358.58      737     76.66
2.250 - 2.499 ...................        53,026,566      284      5.81        186,713     5.570     358.91      712     77.35
2.500 - 2.749 ...................         3,843,024       21      0.42        183,001     5.305     358.21      700     73.90
2.750 - 2.999 ...................        19,148,962       79      2.10        242,392     5.598     358.85      713     77.35
3.000 - 3.249 ...................        28,338,265      135      3.11        209,913     5.082     359.08      727     76.11
3.250 - 3.499 ...................       137,480,467      651     15.07        211,184     5.301     359.45      743     74.73
3.500 - 3.749 ...................       103,994,858      497     11.40        209,245     5.648     359.19      696     79.50
3.750 - 3.999 ...................       262,511,406    1,248     28.78        210,346     5.589     359.54      674     75.46
4.000 - 4.249 ...................         5,614,715       30      0.62        187,157     6.061     359.29      681     79.91
4.250 - 4.499 ...................        11,550,365       57      1.27        202,638     5.829     359.34      634     73.33
4.500 - 4.749 ...................         5,684,965       30      0.62        189,499     6.108     359.26      672     78.74
4.750 - 4.999 ...................         8,895,174       46      0.98        193,373     6.211     359.13      674     82.46
5.000 - 5.249 ...................        40,675,640      201      4.46        202,366     6.460     358.85      675     81.11
5.250 - 5.499 ...................        22,435,620      121      2.46        185,418     5.984     358.81      668     80.43
5.500 - 5.749 ...................        36,378,419      214      3.99        169,993     6.204     358.70      660     80.92
5.750 - 5.999 ...................        55,997,535      320      6.14        174,992     6.452     358.82      665     79.83
6.000 - 6.249 ...................        54,642,911      300      5.99        182,143     6.615     358.86      651     81.79
6.250 - 6.499 ...................        31,534,279      180      3.46        175,190     6.772     358.77      652     83.62
6.500 - 6.749 ...................        12,571,849       77      1.38        163,271     6.852     358.78      652     81.96
6.750 - 6.999 ...................         4,089,512       25      0.45        163,580     7.189     358.81      631     82.11
7.000 - 7.249 ...................         1,509,595       10      0.17        150,959     7.231     358.61      635     83.67
7.250 - 7.499 ...................         1,601,838       11      0.18        145,622     7.815     359.03      646     78.61
7.500 - 7.749 ...................         2,413,445       17      0.26        141,967     8.005     358.97      653     84.20
8.000 - 8.249 ...................           811,588        4      0.09        202,897     8.575     359.34      656     90.85
8.250 - 8.499 ...................            80,902        1      0.01         80,902     8.500     359.00      633     90.00
8.500 - 8.749 ...................           508,132        3      0.06        169,377     8.790     360.00      688     93.41
8.750 - 8.999 ...................           304,200        2      0.03        152,100     9.125     360.00      643     90.00
9.000 - 9.249 ...................           246,900        1      0.03        246,900     9.375     360.00      662     95.00
9.500 - 9.749 ...................           268,850        1      0.03        268,850     9.750     360.00      623     95.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  912,010,391    4,599    100.00%    $  198,306     5.811%    359.19      688     77.79%
                                     ==============    =====    ======

-----------

      As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 4.158% per annum.

      * Excludes the fixed rate mortgage loans in Loan Group 2.

                             Maximum Mortgage Rate*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
         Range of Maximum                              No. of     % of       Average      Gross      Term     Credit   Original
        Mortgage Rates (%)          Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999 ...................    $      556,125        3      0.06%    $  185,375     2.623%    358.00      704     82.96%
9.000 - 9.499 ...................         1,941,100       10      0.21        194,110     3.321     358.19      737     76.00
9.500 - 9.999 ...................        20,373,408       99      2.23        205,792     3.974     358.54      727     73.61
10.000 - 10.499 .................        38,128,165      173      4.18        220,394     4.417     359.35      719     70.57
10.500 - 10.999 .................       126,688,301      604     13.89        209,749     4.827     359.46      713     71.11
11.000 - 11.499 .................       154,987,574      747     16.99        207,480     5.275     359.42      696     74.69
11.500 - 11.999 .................       204,756,765    1,009     22.45        202,930     5.735     359.16      685     78.33
12.000 - 12.499 .................       160,249,646      851     17.57        188,307     6.208     359.04      676     80.52
12.500 - 12.999 .................       118,688,172      627     13.01        189,295     6.669     358.98      672     82.32
13.000 - 13.499 .................        36,950,480      195      4.05        189,490     7.097     359.02      667     83.60
13.500 - 13.999 .................        25,075,590      148      2.75        169,430     7.657     359.07      658     85.46
14.000 - 14.499 .................        11,491,396       66      1.26        174,112     8.052     359.28      665     85.41
14.500 - 14.999 .................         6,939,838       40      0.76        173,496     8.328     359.31      647     85.78
15.000 - 15.499 .................         3,080,492       15      0.34        205,366     8.927     359.27      628     88.15
15.500 - 15.999 .................         1,462,993        9      0.16        162,555     9.522     359.57      649     90.54
16.000 - 16.499 .................           167,908        1      0.02        167,908     9.000     359.00      553     76.37
16.500 - 16.999 .................           472,438        2      0.05        236,219    10.235     359.31      610     86.53
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  912,010,391    4,599    100.00%    $  198,306     5.811%    359.19      688     77.79%
                                     ==============    =====    ======

----------

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 11.775% per annum.

      * Excludes the fixed rate mortgage loans in Loan Group 2.

                           Initial Fixed-Rate Period*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
       Initial Fixed Period         Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
One Month .......................    $    4,225,412       21      0.46%    $  201,210     4.071%    358.67      725     77.70%
Three Months ....................         2,315,750       10      0.25        231,575     4.150     359.03      728     75.77
Six Months ......................        72,188,543      348      7.92        207,438     5.211     359.10      703     77.55
One Year ........................         7,382,715       34      0.81        217,139     5.534     359.04      678     75.93
Two Years .......................       509,496,148    2,493     55.87        204,371     5.867     359.29      684     78.07
Three Years .....................       224,585,785    1,244     24.63        180,535     5.888     359.01      683     77.82
Five Years ......................        87,669,233      429      9.61        204,357     5.930     359.17      702     76.76
Seven Years .....................         3,711,805       18      0.41        206,211     5.814     359.30      706     72.15
Ten Years .......................           435,000        2      0.05        217,500     6.078     359.00      689     78.45
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  912,010,391    4,599    100.00%    $  198,306     5.811%    359.19      688     77.79%
                                     ==============    =====    ======

      * Excludes the fixed rate mortgage loans in Loan Group 2.

                                Initial Rate Cap*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
          Initial Cap (%)           Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1.000 ...........................    $   81,773,023      394      8.97%    $  207,546     5.129%    359.09      705     77.40%
1.500 ...........................           876,647        4      0.10        219,162     7.491     358.87      596     73.58
2.000 ...........................         5,867,908       27      0.64        217,330     5.581     358.94      692     77.08
3.000 ...........................       750,443,895    3,813     82.28        196,812     5.870     359.24      684     77.53
4.000 ...........................         4,411,136       29      0.48        152,108     5.584     357.72      704     80.86
5.000 ...........................        27,797,965      143      3.05        194,391     5.996     358.70      704     79.32
6.000 ...........................        40,839,817      189      4.48        216,084     5.989     359.00      709     82.31
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  912,010,391    4,599    100.00%    $  198,306     5.811%    359.19      688     77.79%
                                     ==============    =====    ======

      * Excludes the fixed rate mortgage loans in Loan Group 2.

                               Periodic Rate Cap*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
        Subsequent Cap (%)          Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1.000 ...........................    $  904,082,562    4,556     99.13%    $  198,438     5.803%    359.19      688     77.83%
1.500 ...........................         4,577,419       25      0.50        183,097     7.477     359.26      581     68.43
2.000 ...........................         3,350,410       18      0.37        186,134     5.511     358.44      674     80.19
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  912,010,391    4,599    100.00%    $  198,306     5.811%    359.19      688     77.79%
                                     ==============    =====    ======

      * Excludes the fixed rate mortgage loans in Loan Group 2.

                        Original Loan-to-Value Ratios(1)

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
     Range of Loan-to-Value                            No. of     % of       Average      Gross      Term     Credit   Original
            Ratios (%)              Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 20.00 ....................    $      844,850       10      0.08%    $   84,485     8.009%    279.52      744     16.72%
20.01 - 25.00 ...................           204,717        2      0.02        102,358     5.549     357.54      778     22.33
25.01 - 30.00 ...................         1,098,060        8      0.11        137,258     5.666     358.96      648     26.99
30.01 - 35.00 ...................         2,683,621       17      0.27        157,860     5.707     352.98      693     32.76
35.01 - 40.00 ...................         1,577,850       11      0.16        143,441     5.689     353.29      717     38.05
40.01 - 45.00 ...................         4,255,212       22      0.43        193,419     5.854     343.97      700     42.97
45.01 - 50.00 ...................         7,136,806       44      0.71        162,200     5.901     353.49      675     47.81
50.01 - 55.00 ...................         9,331,048       48      0.93        194,397     5.533     357.62      681     52.87
55.01 - 60.00 ...................        12,836,039       63      1.28        203,747     5.358     359.15      684     57.93
60.01 - 65.00 ...................        23,463,787      114      2.35        205,823     5.589     355.03      684     63.22
65.01 - 70.00 ...................       202,002,955      984     20.20        205,288     5.079     359.09      703     69.62
70.01 - 75.00 ...................        38,354,021      187      3.84        205,102     6.001     358.79      682     73.77
75.01 - 80.00 ...................       540,107,393    2,793     54.01        193,379     5.982     358.75      683     79.85
80.01 - 85.00 ...................        17,092,049       89      1.71        192,045     6.576     357.28      664     84.13
85.01 - 90.00 ...................        77,761,767      489      7.78        159,022     7.152     354.47      681     89.74
90.01 - 95.00 ...................        46,662,813      317      4.67        147,201     7.532     346.51      683     94.84
95.01 - 100.00 ..................        14,633,963      160      1.46         91,462     7.784     297.62      700     99.95
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

----------

      The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 9.98% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 77.76%.

      (1) With respect to the fixed-rate second lien Group 2 Loans, the combined loan-to-value ratio.

                                 Occupancy Types

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
            Occupancy               Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied ..................    $  820,191,567    4,306     82.02%    $  190,476     5.949%    357.14      683     78.11%
Investment ......................       157,693,154      908     15.77        173,671     6.064     354.89      707     75.61
Second Home .....................        22,162,231      144      2.22        153,904     6.440     353.70      714     80.22
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

----------

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
          Document Type             Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Progressive Series Program
(Limited (Stated)
Documentation) ..................    $  527,097,489    2,638     52.71%    $  199,810     5.835%    356.49      693     76.52%
Progressive Series Program
(Full Documentation) ............       208,011,528    1,174     20.80        177,182     5.638     356.35      686     77.67
Progressive Series Program
(Full Income/Stated Assets
Documentation) ..................        93,643,320      586      9.36        159,801     6.132     358.66      652     79.92
Progressive Express(TM)
Program (Non Verified
Assets) .........................        71,592,110      413      7.16        173,347     6.884     356.14      685     79.83
Progressive Express(TM)
Program (Verified Assets) .......        54,037,815      282      5.40        191,623     6.392     357.62      693     82.88
Progressive Express(TM)
Program No Doc Program (No
Documentation) ..................        38,137,846      219      3.81        174,145     6.986     356.95      689     79.66
Progressive Express(TM)
Program No Doc Program
(Verified Assets) ...............         4,918,534       26      0.49        189,174     6.459     359.35      692     76.13
Progressive Series Program
(No Income/No Asset
Documentation) ..................         2,370,813       19      0.24        124,780     7.356     347.65      690     70.06
Progressive Express(TM)
Program (Express Priority
Refinance) ......................           237,497        1      0.02        237,497     5.750     356.00      698     90.00
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
      Credit Grade Category         Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
A+(1) ...........................    $  461,418,141    2,418     46.14%    $  190,826     5.630%    356.38      725     76.73%
A(1) ............................       376,436,828    2,040     37.64        184,528     6.100     356.59      653     78.32
A- (1) ..........................        49,311,002      278      4.93        177,378     6.400     357.98      611     77.75
B(1) ............................           967,482        6      0.10        161,247     8.111     348.91      571     72.64
C(1) ............................           320,885        2      0.03        160,442     8.082     359.29      582     62.34
CX(1) ...........................           140,000        1      0.01        140,000     5.750     358.00      668     80.00
Progressive Express(TM) I(2) ....        59,122,350      307      5.91        192,581     6.390     357.40      725     80.91
Progressive Express(TM) II(2) ...        43,790,134      250      4.38        175,161     7.186     358.58      648     81.20
Progressive Express(TM)III(2) ...         3,114,429       19      0.31        163,917     6.855     359.37      611     76.60
Progressive Express(TM) IV(2) ...         1,414,667        9      0.14        157,185     6.889     359.62      592     74.88
Progressive Express(TM) V(2) ....         2,276,471       16      0.23        142,279     8.333     358.96      568     66.04
Progressive Express(TM) VI(2) ...         1,734,562       12      0.17        144,547     8.369     358.37      537     63.94
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

----------

(1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively.

(2) These Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 2 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

            See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
          Property Type             Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence .........    $  649,748,816    3,559     64.97%    $  182,565     6.014%    357.04      682     78.08%
Condominium .....................       114,292,912      639     11.43        178,862     5.867     356.20      698     76.99
Planned Unit Development ........        75,948,515      406      7.59        187,065     5.899     356.95      690     80.86
De minimis PUD ..................        67,071,802      350      6.71        191,634     5.699     355.79      699     77.00
Two Family ......................        42,499,619      194      4.25        219,070     6.226     355.39      700     76.45
Four Family .....................        23,069,761       85      2.31        271,409     5.877     354.06      707     71.57
Three Family ....................        16,026,677       59      1.60        271,639     6.203     358.56      693     73.16
Highrise/Condominium ............         5,693,724       29      0.57        196,335     5.950     352.52      698     73.94
Townhouse .......................         5,234,542       34      0.52        153,957     6.338     356.66      688     77.34
Site Condo ......................           185,800        1      0.02        185,800     7.000     359.00      725     79.99
Coop ............................           139,900        1      0.01        139,900     5.625     358.00      748     79.98
Condohotel ......................           134,884        1      0.01        134,884     6.750     359.00      738     57.45
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

                 Geographic Distribution of Mortgaged Properties

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
              State                 Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
AL ..............................    $    1,398,093        9      0.14%    $  155,344     5.879%    358.64      712     80.75%
AR ..............................           318,587        2      0.03        159,293     6.497     358.30      635     84.35
AZ ..............................        34,615,279      248      3.46        139,578     6.314     355.80      679     79.73
CA ..............................       506,025,175    2,243     50.60        225,602     5.672     357.24      692     75.56
CO ..............................        19,393,958      113      1.94        171,628     6.061     358.03      673     80.57
CT ..............................         3,251,950       18      0.33        180,664     6.624     358.94      687     81.87
DC ..............................         2,803,689       14      0.28        200,263     6.339     355.42      665     76.56
DE ..............................         2,267,989       15      0.23        151,199     6.253     356.27      671     78.53
FL ..............................        72,000,193      495      7.20        145,455     6.542     355.15      686     81.42
GA ..............................        24,443,931      165      2.44        148,145     5.695     357.57      692     80.49
HI ..............................         6,426,050       32      0.64        200,814     6.417     352.23      694     69.69
IA ..............................         2,199,502       20      0.22        109,975     5.949     358.91      650     79.07
ID ..............................         1,107,220       10      0.11        110,722     6.553     359.23      687     77.59
IL ..............................        30,294,221      174      3.03        174,105     6.301     356.20      680     80.11
IN ..............................         4,209,544       37      0.42        113,771     6.226     355.82      674     81.26
KS ..............................           854,234        5      0.09        170,847     6.053     358.56      650     82.22
KY ..............................         2,075,928       18      0.21        115,329     5.986     345.74      658     80.57
LA ..............................           455,882        5      0.05         91,176     6.995     350.35      696     90.84
MA ..............................        15,383,479       71      1.54        216,669     6.264     357.80      673     78.57
MD ..............................        31,674,179      175      3.17        180,995     6.196     356.30      685     80.58
ME ..............................           358,351        3      0.04        119,450     5.987     358.92      671     79.79
MI ..............................        13,606,276      104      1.36        130,830     6.430     355.27      681     80.85
MN ..............................        19,494,187      111      1.95        175,623     6.389     358.95      677     81.22
MO ..............................         3,784,125       28      0.38        135,147     6.533     358.04      688     81.33
MS ..............................           726,081        6      0.07        121,014     5.484     358.26      692     78.88
MT ..............................           775,109        5      0.08        155,022     6.352     358.23      663     74.87
NC ..............................         8,186,835       62      0.82        132,046     6.437     356.16      695     81.77
ND ..............................            67,529        1      0.01         67,529     5.750     359.00      688     80.00
NE ..............................           418,942        6      0.04         69,824     6.825     342.65      650     81.65
NH ..............................         1,700,665        8      0.17        212,583     7.115     359.28      677     80.84
NJ ..............................        19,022,389      104      1.90        182,908     6.541     353.80      680     76.90
NM ..............................         1,360,031       10      0.14        136,003     6.678     358.77      674     78.93
NV ..............................        38,626,787      202      3.86        191,222     6.085     356.92      694     78.17
NY ..............................        13,510,116       59      1.35        228,985     6.340     349.92      695     75.84
OH ..............................         9,074,390       75      0.91        120,992     6.485     356.98      658     81.16
OK ..............................           567,854        6      0.06         94,642     5.978     359.00      657     79.94
OR ..............................        10,834,710       74      1.08        146,415     6.005     358.14      678     79.48
PA ..............................         7,311,284       55      0.73        132,932     6.727     355.87      665     81.86
RI ..............................         1,441,089        7      0.14        205,870     6.924     358.49      670     79.37
SC ..............................         3,687,936       25      0.37        147,517     6.499     355.78      665     80.94
SD ..............................           322,300        2      0.03        161,150     5.868     359.28      717     74.85
TN ..............................         5,353,414       44      0.54        121,669     6.171     358.77      683     79.64
TX ..............................        11,614,858       96      1.16        120,988     6.796     350.80      674     83.60
UT ..............................         9,047,603       71      0.90        127,431     6.130     357.19      685     80.02
VA ..............................        32,366,631      166      3.24        194,980     6.107     356.98      687     81.04
WA ..............................        21,262,327      127      2.13        167,420     6.129     357.24      672     79.48
WI ..............................         3,885,567       29      0.39        133,985     6.353     359.01      664     82.41
WY ..............................           440,481        3      0.04        146,827     7.437     359.86      649     84.03
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

      No more than approximately 0.70% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt-to-Income Ratio

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
     Range of Debt-to-Income                           No. of     % of       Average      Gross      Term     Credit   Original
           Ratios (%)               Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00 .....................    $      124,000        1      0.01%    $  124,000     6.875%    359.00      737     80.00%
5.01 - 10.00 ....................         2,754,134       16      0.28        172,133     5.815     359.05      715     77.89
10.01 - 15.00 ...................         4,980,998       29      0.50        171,759     5.826     357.54      695     78.62
15.01 - 20.00 ...................        16,044,005       84      1.60        191,000     5.847     357.18      691     74.92
20.01 - 25.00 ...................        27,320,836      150      2.73        182,139     5.787     357.89      693     74.80
25.01 - 30.00 ...................        56,888,820      314      5.69        181,175     5.721     357.00      691     76.15
30.01 - 35.00 ...................        96,198,311      530      9.62        181,506     5.886     356.80      695     77.09
35.01 - 40.00 ...................       164,844,467      875     16.48        188,394     5.889     356.36      688     77.86
40.01 - 45.00 ...................       209,013,723    1,084     20.90        192,817     5.890     356.17      683     78.14
45.01 - 50.00 ...................       189,640,608    1,018     18.96        186,287     5.966     357.48      678     78.34
50.01 - 55.00 ...................        13,463,378       79      1.35        170,423     6.098     349.99      690     71.89
> 55.00 .........................         4,867,561       24      0.49        202,815     6.349     357.32      701     81.47
Not Required ....................       213,906,110    1,154     21.39        185,361     6.275     356.88      693     78.38
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

            As of the Cut-off Date, the weighted average debt-to-income ratio of the Group 2 Loans will be approximately 39.32% per annum.

                               Prepayment Penalty

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
           Number of                                   No. of     % of       Average      Gross      Term     Credit   Original
             Months                 Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
0 ...............................    $  248,104,704    1,410     24.81%    $  175,961     6.091%    353.43      693     77.94%
6 ...............................        10,593,465       90      1.06        117,705     7.100     351.49      695     79.79
7 ...............................         1,232,747        8      0.12        154,093     6.411     358.68      690     73.47
12 ..............................       151,548,721      723     15.15        209,611     5.695     357.22      696     76.67
24 ..............................       384,021,178    1,928     38.40        199,181     5.906     358.53      684     77.77
30 ..............................            79,942        1      0.01         79,942     8.125     358.00      651     90.00
36 ..............................       197,956,693    1,153     19.79        171,688     6.062     357.25      680     78.00
48 ..............................           180,400        1      0.02        180,400     5.875     360.00      754     80.00
60 ..............................         6,329,101       44      0.63        143,843     8.072     354.06      668     86.29
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

                     Months Remaining to Scheduled Maturity

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
         Range of Months            Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
121 - 180 .......................    $   12,891,813      246      1.29%    $   52,406     9.509%    177.51      691     87.32%
181 - 240 .......................           801,835       14      0.08         57,274     9.589     236.39      665     80.87
241 - 300 .......................            90,000        1      0.01         90,000     6.990     300.00      670     80.00
301 - 360 .......................       986,263,302    5,097     98.62        193,499     5.929     359.15      687     77.64
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans will be approximately 357 months.

                                  Credit Scores

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
      Range of Credit Scores        Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Not Required ....................    $      841,088        6      0.08%    $  140,181     6.988%    345.09      N/A     73.30%
801 - 820 .......................         4,407,156       24      0.44        183,632     5.342     359.08      806     71.78
781 - 800 .......................        24,816,047      134      2.48        185,194     5.452     356.78      788     74.28
761 - 780 .......................        55,654,836      283      5.57        196,660     5.498     358.05      770     75.44
741 - 760 .......................        80,782,217      400      8.08        201,956     5.542     356.87      750     76.96
721 - 740 .......................        92,163,648      483      9.22        190,815     5.726     356.73      730     77.92
701 - 720 .......................       113,134,716      606     11.31        186,691     5.755     355.10      710     77.46
681 - 700 .......................       150,448,421      804     15.04        187,125     5.909     356.57      690     78.00
661 - 680 .......................       153,928,980      814     15.39        189,102     6.062     357.52      670     78.53
641 - 660 .......................       145,654,274      801     14.56        181,841     6.175     356.50      651     78.02
621 - 640 .......................       114,568,591      639     11.46        179,294     6.458     356.19      631     79.29
601 - 620 .......................        51,858,883      293      5.19        176,993     6.396     357.93      611     78.45
581 - 600 .......................         6,874,860       40      0.69        171,871     6.841     358.91      594     74.76
561 - 580 .......................         2,480,502       17      0.25        145,912     8.282     354.87      570     70.85
541 - 560 .......................         1,215,706        8      0.12        151,963     7.978     358.86      549     56.07
521 - 540 .......................           556,173        3      0.06        185,391     8.152     358.61      539     76.65
501 - 520 .......................           660,854        3      0.07        220,285     8.987     358.24      510     70.17
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

      As of the Cut-off Date, the weighted average credit score of the Group 2 Loans for which credit scores are available will be approximately 687.

                            Range of Months to Roll*

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
         Range of Months            Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
1 - 6 ...........................    $   78,729,705      379      8.63%    $  207,730     5.119%    359.08      705     77.51%
7 - 12 ..........................         7,382,715       34      0.81        217,139     5.534     359.04      678     75.93
13 - 18 .........................           190,833        1      0.02        190,833     5.990     350.00      612     80.00
19 - 24 .........................       509,305,315    2,492     55.84        204,376     5.867     359.29      684     78.07
25 - 31 .........................         1,041,889        8      0.11        130,236     5.473     354.85      685     79.54
32 - 37 .........................       223,543,896    1,236     24.51        180,861     5.890     359.03      683     77.81
50 - 55 .........................           716,617        4      0.08        179,154     5.164     354.59      676     79.96
56 - 61 .........................        86,952,615      425      9.53        204,594     5.936     359.21      702     76.73
80 - 85 .........................         3,711,805       18      0.41        206,211     5.814     359.30      706     72.15
> 85 ............................           435,000        2      0.05        217,500     6.078     359.00      689     78.45
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $  912,010,391    4,599    100.00%    $  198,306     5.811%    359.19      688     77.79%
                                     ==============    =====    ======

      As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans will be approximately 28 months.

      * Excludes the fixed rate mortgage loans in Loan Group 2.

                                  Loan Purposes

                                                                                                  Weighted
                                                                                        Weighted   Average   Weighted  Weighted
                                                                                         Average     Remg.    Average  Average
                                                       No. of     % of       Average      Gross      Term     Credit   Original
          Loan Purpose              Current Balance     Loans    Total       Balance       WAC     (Months)    Score     LTV
-------------------------------------------------------------------------------------------------------------------------------
Purchase ........................    $  656,485,675    3,553     65.65%    $  184,769     6.000%    356.50      695     79.60%
Refinance - Cash Out ............       266,500,276    1,356     26.65        196,534     5.948     356.77      671     73.51
Refinance - Rate/Term ...........        77,061,000      449      7.71        171,628     5.890     358.27      672     76.87
                                     --------------    -----    ------     ----------    ------     ------      ---    ------
   Total ........................    $1,000,046,951    5,358    100.00%    $  186,646     5.978%    356.71      687     77.76%
                                     ==============    =====    ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.